Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

WHEREAS, each of the undersigned is an Officer or both an Officer and a Director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints I. G. Seidenberg, A. Z. Senter and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer or as both an Officer and a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 22nd day of March, 1996.


/s/Ivan Seidenberg                            /s/A. Z. Senter
--------------------------                    ------------------------------
    I. G. Seidenberg                                  A. Z. Senter
 Chairman of the Board,                         Executive Vice President
Chief Executive Officer                       and Chief Financial Officer
      and Director


                         /s/P. M. Ciccone
                         -------------------------------
                                  P. M. Ciccone
                         Vice President and Comptroller


State of  New York                  )
                                    )ss.:
County of  New York                 )

On the 22nd day of March 1996,  personally appeared before me, I. G. Seidenberg,
A. Z. Senter and P. M. Ciccone, to me known and known to me to be the persons described in and who executed the foregoing instrument, and they severally duly acknowledged to me that they and each of them executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 22nd day of March 1996.

                         /s/Beth A. Clerc
                         ----------------------------------
                            Beth A. Clerc
                            Notary Public, State of New York
                            No. 4982695
                            Qualified in Dutchess County
                            Commission Expires June 10, 1997

                                                                  Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints I. G. Seidenberg, A. Z. Senter and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 1996.


/s/ Frederic V. Salerno
-----------------------
Frederic V. Salerno
Director


State of    New York           )
                               )  ss.:
County of   New York           )

On the 21st day of March, 1996, personally appeared before me Frederic V. Salerno of the Directors, all to me known and known to me to be the persons described in and who executed the foregoing instrument, and such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 21st day of March, 1996.

                                             /s/ Ina H. Callery
                                             --------------------
                                              Ina H. Callery
                                              Notary Public, State of New York
                                              No. 4834371
                                              Qualified in Westchester County
                                              Commission Expires June 30, 1997

                                                                 Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints I. G. Seidenberg, A. Z. Senter and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 1996.


/s/ John Brademas
-----------------
John Brademas
Director


State of    New York           )
                               )  ss.:
County of   New York           )

On the 21st day of March, 1996, personally appeared before me John Brademas of the Directors, all to me known and known to me to be the persons described in and who executed the foregoing instrument, and such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 21st day of March, 1996.

                                            /s/ Robert W. Erb
                                            -------------------
                                             Robert Erb
                                             Notary Public, State of New York
                                             No. 31-4808105
                                             Qualified in New York County
                                             Commission Expires January 31, 1997

                                                            Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints I. G. Seidenberg, A. Z. Senter and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 1996.


/s/R. W. Bromery
--------------------
Randolph W. Bromery
Director


State of Massachusetts  )
                        )  ss.:
County of Hampden       )

On the 18th day of March, 1996, personally appeared before me Randolph W. Bromery of the Directors, all to me known and known to me to be the persons described in and who executed the foregoing instrument, and such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 18th day of March, 1996.


                                        /s/Linda M. Grimaldi
                                        --------------------------
                                        Linda M. Grimaldi
                                        My Commission Expires June 28, 2002

                                                                 Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints I. G. Seidenberg, A. Z. Senter and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of March, 1996.



/s/ R. L. Carrion
-------------------
Richard L. Carrion
Director


State of                       )        Commonwealth of Puerto Rico
                               )  ss.:  Municipality of San Juan
County of                      )

On the 20th day of March, 1996, personally appeared before me Richard L. Carrion of the Directors, all to me known and known to me to be the persons described in and who executed the foregoing instrument, and such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 20th day of March, 1996.

                                             /s/ Brunhilda Santos de Alvarez
                                             --------------------------------
                                             Brunhilda Santos de Alvarez
                                             Abodgada Notario
                                       40

                                                                  Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints I. G. Seidenberg, A. Z. Senter and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 1996.


/s/J.R. de Vink
------------------------
Lodewijk J. R. de Vink
Director


State of New Jersey  )
                     )  ss.:
County of Morris     )

On the 18th day of March, 1996, personally appeared before me Lodewijk J. R. de Vink of the Directors, all to me known and known to me to be the persons described in and who executed the foregoing instrument, and such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 18th day of March, 1996.


                                        /s/Athena E. Leonard
                                        --------------------------
                                        Athena E. Leonard
                                        A Notary Public of New Jersey
                                        My Commission Expires on April 5, 1999

                                                              Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints I. G. Seidenberg, A. Z. Senter and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 1996.



/s/Stanley P. Goldstein
-----------------------
Stanley P. Goldstein
Director


State of New York      )
                       )  ss.:
County of Westchester  )

On the 18th day of March, 1996, personally appeared before me Stanley P. Goldstein of the Directors, all to me known and known to me to be the persons described in and who executed the foregoing instrument, and such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 18th day of March, 1996.

                                        /s/Joann Cangialosi
                                        ------------------------
                                        Joann Cangialosi
                                        Notary Public, State of New York
                                        No. 010A6023478
                                        Qualified in Bronx County
                                        Commission Expires February 7, 1998

                                                                  Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints I. G. Seidenberg, A. Z. Senter and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 1996.


/s/Helene L. Kaplan
-------------------
Helene L. Kaplan
Director


State of New York   )
                    )  ss.:
County of New York  )

On the 18th day of March, 1996, personally appeared before me Helene L. Kaplan of the Directors, all to me known and known to me to be the persons described in and who executed the foregoing instrument, and such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 18th day of March, 1996.

                                        /s/Beverly Jaeger
                                        ------------------------
                                        Beverly Jaeger
                                        Notary Public, State of New York
                                        No. 41-4666998
                                        Qualified in Queens County
                                        Certification Filed in New York County
                                        Commission Expires August 31, 1996

                                                              Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints I. G. Seidenberg, A. Z. Senter and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 1996.



/s/ Elizabeth T. Kennan
--------------------
Elizabeth T. Kennan
Director


State of   Massachusetts       )
                               )  ss.:
County of  Essex               )

On the 21st day of March, 1996, personally appeared before me Elizabeth T. Kennan of the Directors, all to me known and known to me to be the persons described in and who executed the foregoing instrument, and such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 21st day of March, 1996.

                                           /s/ Patricia Cardinale
                                           -----------------------
                                           Patricia Cardinale
                                           Notary Public
                                           My Commission Expires March 18, 1999
                                       44

                                                              Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints I. G. Seidenberg, A. Z. Senter and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 1996.



/s/Hugh B. Price
-------------------
Hugh B. Price
Director


State of New York   )
                    )  ss.:
County of New York  )

On the 18th day of March, 1996, personally appeared before me Hugh B. Price of the Directors, all to me known and known to me to be the persons described in and who executed the foregoing instrument, and such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 18th day of March, 1996.

                                        /s/Elizabeth L. Stubbs
                                        ------------------------
                                        Elizabeth L. Stubbs
                                        Notary Public, State of New York
                                        No. 24-4668223
                                        Qualified in Kings County
                                        Certified in New York County
                                        Commission Expires January 31, 1997

                                                              Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints I. G. Seidenberg, A. Z. Senter and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1996.



/s/Walter V. Shipley
--------------------
Walter V. Shipley
Director


State of New York   )
                    )  ss.:
County of New York  )

On the 19th day of March, 1996, personally appeared before me Walter V. Shipley of the Directors, all to me known and known to me to be the persons described in and who executed the foregoing instrument, and such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 19th day of March, 1996.

                                        /s/John B. Wynne
                                        ------------------------
                                        John B. Wynne
                                        Notary Public, State of New York
                                        No. 31-4357105
                                        Qualified in New York County
                                        Commission Expires February 28, 1998

                                                               Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints I. G. Seidenberg, A. Z. Senter and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 1996.



/s/John R. Stafford
-------------------
John R. Stafford
Director


State of New Jersey  )
                     )  ss.:
County of Morris     )

On the 18th day of March, 1996, personally appeared before me John R. Stafford of the Directors, all to me known and known to me to be the persons described in and who executed the foregoing instrument, and such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 18th day of March, 1996.


                                        /s/Michele V. Quarles
                                        ------------------------
                                        Michele V. Quarles
                                        A Notary Public of New Jersey
                                        My Commission Expires March 18, 1999